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                                    EX-10
                 Exhibit 10.30.2 Security Agmt with US Bank

                               EXHIBIT 10.30.2

                              SECURITY AGREEMENT

                                    AMONG

                       U.S. BANK NATIONAL ASSOCIATION,
                             as Agent and Lender

                                     AND

                         LITHIA MOTORS, INC., and its
                         AFFILIATES and SUBSIDIARIES

                          Dated:  December 22, 1997



      This SECURITY AGREEMENT, dated as of December 22, 1997 (this "Agreement"), is entered into by and among LITHIA MOTORS, INC., LITHIA
HOLDING  COMPANY,  L.L.C.,  LITHIA  TLM,  L.L.C.,  LITHIA'S  GRANTS  PASS AUTO
CENTER, L.L.C., LITHIA DODGE, L.L.C., LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC., LITHIA MTLM, INC., LGPAC, INC., LITHIA DM, INC., SATURN OF SOUTHWEST OREGON, INC., LITHIA HPI, INC., LITHIA DE, INC., LITHIA DC, INC., LITHIA FN, INC., LITHIA TKV, INC., LITHIA FVHC, INC., LITHIA VWC, INC., LITHIA NB, INC., LITHIA BB, INC., LITHIA MB, INC., LITHIA JEB, INC., LITHIA RENTALS, INC., LITHIA AUTO SERVICES, INC., LITHIA SALMIR, INC., LITHIA BNM, INC., LITHIA MMF, INC., LITHIA FMF, INC., LITHIA JEF, INC., LITHIA NF, INC., and LITHIA FINANCIAL CORPORATION, (each a "Loan Party" and collectively, the "Loan Parties") and the Lenders (each as defined below), and U.S. Bank National Association, as agent for the Lenders, as defined below, (in such capacity, the "Agent"). The Agent's address for purposes hereof is U.S. Bank National Association, 131 East Main Street, Medford, Oregon 97501. The mailing address for all Loan Parties for purposes of this Security Agreement and any financing statements is 360 East Jackson Street, Medford, Oregon 97504.

      A. Concurrently with execution of this Agreement, Lithia Motors, Inc. (the "Borrower") and the Loan Parties have entered a Credit Agreement with U.S. Bank National Association and the financial institutions who are from time to time parties thereto (the "Lenders") and U.S. Bank National Association, as agent for the Lenders (in such capacity, the "Agent"), (as the same may be amended, modified, supplemented or extended from time to time and any number of substitutions, renewals and replacements thereof or therefor, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower for the benefit of the Loan Parties from time to time.

      B. It is a condition precedent to the Agent and the Lenders entering into the Credit Agreement and making extensions of credit under the Credit Agreement that the Loan Parties execute and deliver this Agreement and grant the security interests provided in this Agreement;

      NOW, THEREFORE, to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make or extend to the Borrower one or more loans, advances or other extensions of credit upon the terms and subject to the conditions set forth therein, and in consideration thereof, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Loan Party agrees as follows:

Section 1.  Definitions.

      (a) Capitalized terms used in this Agreement but not defined in this Agreement shall have the meaning ascribed to them in the Credit Agreement. All terms defined in the UCC shall have the meanings ascribed in the UCC.

      (b) Collateral. All of each Loan Parties' right, title, and interest in and to the following personal property, whether now owned or existing or subsequently acquired or arising or in which any Loan Party now has or subsequently acquires any rights: (i) accounts (including without limitation accounts receivable and rebates, credits, refunds, and similar items), instruments, chattel paper, documents, contracts (including without


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limitation the Material  Agreements),  general  intangibles,  goods (including without limitation all Vehicles and all other inventory, equipment and consumer goods), proceeds of letters of credit, and fixtures; (ii) all products, proceeds, rents and profits thereof; and (iii) all of the books and records related to any of the foregoing.

      (c) Security Interests. The security interests and liens granted pursuant to Section 2 of this Agreement, as well as all other security interests created or assigned as additional security for the Obligations pursuant to this Agreement or any other Loan Document.

      (d) UCC. The Uniform Commercial Code as the same may, from time to time, be in effect in the state of Oregon; provided however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in the jurisdiction other than the State of Oregon, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Section 2.  Grant.

      To secure the full and punctual payment and performance of the Obligations (including, without limitation, arising under or relating to the Notes or the Guaranty), each Loan Party hereby assigns and pledges to the Agent for the benefit of the Lenders all of its respective rights, title and interest in, and grants to the Agent for the benefit of the Lenders a continuing security interest in the Collateral. The Security Interests are granted as security only and shall not subject the Agent or the Lenders to, or transfer to the Agent or the Lenders or in any way affect or modify, any obligation or liability of any Loan Party with respect to any of the Collateral or any transaction in connection therewith. Each of the Lenders shall be deemed to hold an equitable interest, proportionate to such Lender's Commitment in relation to the Total Commitment, in the Collateral.

Section 3.  Representations, Warranties and Covenants.

      The Loan Parties do hereby, jointly and severally, make the following representations and warranties and agree to the following covenants, each of which representations, warranties and covenants shall be continuing and in force so long as this Agreement is in effect or any Obligation remains outstanding:

      3.1   Name; Location; Changes.

      (a) The name of each Loan Party set forth in Section 1(a) of its Perfection Certificate, in the form attached hereto as Exhibit A is the true and correct legal name of such Loan Party and, except as otherwise disclosed to the Agent in the Perfection Certificate, such Loan Party has not done business as or used any other name.

      (b) The address of each Loan Party set forth in Section 2(a) of its Perfection Certificate is such Loan Party's chief executive office and the place where its business records are kept. Except as disclosed in the Perfection Certificate, all tangible Collateral of such Loan Party is located at such chief executive office.

      (c) No Loan Party will change its name, identity or chief executive office or place where its business records are kept; or move any tangible Collateral to a location other than those set forth in its Perfection Certificate unless the Borrower shall have given the Agent at least 30 days' prior written notice thereof and such Loan Party shall have delivered to the Agent such new UCC financing statements or other documentation as may be necessary or required by the Agent to ensure the continued perfection and priority of the Security Interest.

      (d) If any Collateral is leased or held for lease to customers of any Loan Party and is of a type normally used in more than one state (such as Vehicles and similar items), the Loan Party's chief executive office is the address shown at the beginning of this Agreement.

      3.2 Ownership of Collateral; Absence of Liens and Restrictions. Each Loan Party is, and in the case of property acquired after the date of this Agreement will be, the sole legal and equitable owner of the Collateral of such Loan Party, holding good and marketable title to the same, free and clear of all Encumbrances except for the Security Interests and Permitted Encumbrances, and has good right and legal authority to assign, deliver and create a security interest in such Collateral in the manner contemplated by this Agreement. The Collateral is genuine and is what it is purported to be. The Collateral is not subject to any restriction that would prohibit or restrict the assignment, delivery or creation of the Security Interests contemplated under this Agreement.



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      3.3   First Priority Security  Interest.  This Agreement creates a valid and continuing lien on and security interest in the Collateral, and upon the filing of UCC financing statements in the appropriate offices for the locations of Collateral listed in each Loan Party's Perfection Certificate, the Security Interests will be perfected (except to the extent a security interest may not be perfected by filing under the UCC) before all other Encumbrances, except for Permitted Encumbrances and as contemplated by
Section 9.3 of the Credit Agreement, and will be enforceable as such against creditors of the Loan Party, any owner of the real property where any of the Collateral is located, any purchaser of such real property and any present or future creditor obtaining a lien on such real property.

      3.4 No Conflicts. Neither any Loan Party nor any of the Loan Party's respective predecessors has performed any acts or is bound by any agreements that might prevent the Agent from enforcing the Security Interests or any of the terms of this Agreement or that would limit the Agent in any such enforcement. Except as specifically disclosed in a Perfection Certificate, no financing statement under the UCC of any state or other instrument evidencing a lien that names any Loan Party as debtor is on file in any jurisdiction, and no Loan Party has signed any such document or any agreement authorizing the filing of any such financing statement or instrument.

      3.5 Sales and Further Encumbrances. No Loan Party will sell, grant, assign or transfer any interest in, or permit to exist any Encumbrance on, any of the Collateral of such Loan Party, except the Security Interests and as permitted by the Credit Agreement.

      3.6 Fixture Conflicts; Required Waivers. Each Loan Party intends that the Collateral of such Loan Party shall remain personal property of such Loan Party and shall not be deemed to be a fixture irrespective of the manner of its attachment to any real estate. Each Loan Party will deliver to the Agent such disclaimers, waivers, or other documents as the Agent may request to confirm the foregoing, executed by each person having an interest in such real estate.

      3.7 Validity of Receivables. Each account, document chattel paper, instrument and general intangible (collectively, "Receivable") constituting Collateral arises and will arise in the ordinary course of a Loan Party's business out of or in connection with the sale or lease of goods or the rendering of services and is and shall be a valid, legal and binding obligation of the party purported to be obligated thereon, enforceable in accordance with its terms and free of material setoffs, defenses or counterclaims. No Loan Party has any knowledge of any fact that would materially impair the validity or collectibility of any Receivable.

      3.8 Inspection; Verification of Receivables. Each Loan Party shall keep complete and accurate books and records relating to the Collateral, and upon request of the Agent shall stamp or otherwise mark such books and records in such manner as the Agent may reasonably request to reflect the Security Interests. Each Loan Party will allow the Agent or its designees to examine, inspect and make extracts from or copies of such Loan Party's books and records, inspect the Collateral and arrange for verification of Receivables constituting Collateral directly with any debtors or by other methods, under reasonable procedures established by the Agent after consultation with such Loan Party. The Agent may require each Loan Party to assemble the Collateral for such inspection in a reasonably convenient place, and in all other ways each Loan Party shall assist the Agent in making such inspection. The Borrower agrees to pay in full any item or unit of Collateral that is not located at a Loan Party's premises or accounted for by a Loan Party to the Agent in accordance with the terms of the Credit Agreement.

      3.9 Receivables: Collection and Delivery of Proceeds. Each Loan Party will diligently collect all of its Receivables constituting Collateral until the Agent exercises its rights to collect the Receivables pursuant to this Agreement. If any Receivables are at any time evidenced by promissory notes, trade acceptances or other instruments for the payment of money, such Loan Party will promptly deliver the same to the Agent appropriately endorsed to the Agent's order, and, regardless of the form of such endorsement, each Loan Party hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto. Each Loan Party shall, at the request of the Agent at any time, notify debtors, and the Agent may itself, after the occurrence and during the continuance of a Default, notify debtors directly of the security interest of the Agent in any Receivable and that payment thereof is to be made directly to the Agent. Any proceeds of Receivables or inventory constituting Collateral received by each Loan Party, whether in the form of cash, checks, notes or other instruments, shall be held in trust for the Agent, and, if requested by the Agent, such Loan Party shall deliver said proceeds daily to the Agent, without commingling, in the identical form received (properly endorsed or assigned


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where  required  to enable the Agent to  collect  same).  Upon  request of the
Agent at any time, each Loan Party will (i) enter into a lockbox arrangement with one or more financial institutions (which may include the Agent or any of the Lenders) deemed acceptable by the Agent for the collection of such proceeds and/or (ii) maintain its deposit accounts at the Agent or at another financial institution that has agreed to accept drafts drawn on it by the Agent under a written depository transfer agreement or other arrangement with the Agent and to block such account and waive its own rights as against such account.

      3.10 Inventory. At least monthly and whenever else reasonably requested by the Agent, each Loan Party shall make a physical count of all Vehicle inventory and shall furnish to the Agent a report (certified by an authorized officer of the Loan Party to be true, correct and complete) of such physical count, such report to be in such form and with such specificity as may be reasonably requested by the Agent.

      3.11 Insurance. Each Loan Party will keep the Collateral of such Loan Party insured at all times by insurance in such form and amounts as may be reasonably satisfactory to the Agent, and in any event (without specific request by the Agent) will insure such Collateral against physical hazard on an "all risks" basis, including fire, theft and, in the case of Vehicles, collision. Such insurance shall be with insurance companies reasonably satisfactory to the Agent and shall be payable to the Agent as loss payee and such Loan Party, as their respective interests may appear. Such insurance shall provide for not less than 30 days' prior notice of cancellation, change in form or nonrenewal to the Agent and shall insure the interest of the Agent regardless of any breach or violation by such Loan Party or any other person of the warranties, declarations or covenants contained in such policies. Each Loan Party shall insure the Collateral in amounts sufficient to prevent the application of any co-insurance provisions and shall insure the Collateral at all times in an amount at least equal to the amount of the
Obligations. Each Loan Party shall evidence its compliance with the foregoing by delivering a certificate with respect to each policy concurrently with the execution of this Agreement, annually thereafter, and from time to time upon the request of the Agent.

                                   WARNING

      Unless each Loan Party provides the Agent with evidence of the insurance coverage as required by the Credit Agreement or any Loan Document, the Agent may purchase insurance at the Loan Party's expense to protect the Lenders' interest. This insurance may, but need not, also protect the Loan Party's interest. If the Collateral becomes damaged, the coverage the Agent purchases may not pay any claim any Loan Party makes or any claim made against any Loan Party. Each Loan Party may later cancel this coverage by providing evidence that the Loan Party has obtained property coverage elsewhere.

      Each Loan Party is responsible for the cost of any insurance purchased by the Agent. The cost of this insurance may be added to the Total Loan Outstandings. If the cost is added to the Total Loan Outstandings, the highest interest rate on the underlying Loan will apply to this added amount. The effective date of coverage may be the date any Loan Party's prior coverage lapsed or the date the Loan Party failed to provide proof of coverage.

      The coverage the Agent purchases may be considerably more expensive than insurance any Loan Party can obtain on its own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

      3.12 Maintenance and Use; Payment of Taxes. Each Loan Party will preserve, protect and keep the Collateral of such Loan Party in good order and repair, will not use the same in violation of law or any policy of insurance thereon and will pay promptly when due all taxes and assessments on such Collateral or on its use or operation, except as otherwise permitted by the Credit Agreement.

      3.13  General Intangibles.

      (a) Each Loan Party will apply for, and diligently pursue applications for, registration of its ownership of the general intangibles constituting Collateral and for which registration is appropriate, and will use such other measures as are appropriate to preserve its rights in its other general intangibles constituting Collateral. Each Loan Party will, at the reasonable request of the Agent, retain off-site current copies of all materials created by or furnished to such Loan Party on which is recorded


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then-current  information  about any computer programs or data bases that such
Loan Party has developed or otherwise has the right to use from time to time. Such materials include, without limitation, magnetic or other computer media on which object, source or other code is recorded or that contain documentation of those computer programs or data bases, in the nature of listing printouts, narrative descriptions, flow diagrams and similar things. Each Loan Party will, at the request of the Agent, deliver a set of such copies to the Agent for safekeeping and retention or transfer in the event of foreclosure.

      (b) The Loan Parties shall timely and diligently pursue the enforcement of each material covenant or obligation of each other party to each Material Agreement. The Borrower will promptly notify the Agent in writing of any material default under any such agreement or any revocation, termination, cancellation or expiration thereof (other than with respect to Material Agreements that are purchase and sale agreements in connection with an Acquisition), specifying the nature and period of existence thereof and what action the Loan Parties are taking or propose to take with respect thereto. Promptly upon becoming available, the Borrower shall deliver to the Agent copies of all notices and other documents received by any Loan Party that describe any event which would materially and adversely affect (i) the condition (financial or otherwise), operations, business, or properties of any Loan Party or the ability of any Loan Party to perform timely its obligations under any such material agreement or any Loan Document, or
(ii) the ability of any other party to any such Material Agreement to perform timely its obligations under any such Material Agreement to which it is a party.

      No Loan Party will cause, or suffer to exist, any expiration, termination, revocation, or cancellation of, or material default under, any Material Agreement, regardless of cause, or cause, or suffer to exist, any such Material Agreement to not be in full force and effect or not constitute the legal, valid and binding obligations of the parties thereto, or assign or grant to a Person any right or interest arising therefrom and will not, without the prior written consent of the Required Lenders, materially modify or amend any such Material Agreement.

      3.14 Further Assurances. Upon the reasonable request of the Agent, and at the sole expense of such Loan Party, the Loan Party will promptly execute and deliver such further instruments and documents and take such further actions as the Agent may deem desirable to obtain the full benefits of this Agreement and of the rights and powers in this Agreement granted, including, without limitation, filing of any financing statement or notice under the UCC or other applicable law, execution of assignments or mortgages of general intangibles and transfer of Collateral (other than inventory and equipment) to the Agent's possession. Each Loan Party authorizes the Agent to file any such financing or continuation statement, or amendments thereto, without the signature of such Loan Party to the extent permitted by applicable law and to file a copy of this Agreement in lieu of a financing statement. If any amount payable under or in connection with any of the Collateral of any Loan Party shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to it. If any Receivables of any Loan Party arise from contracts with the United States of America or any department, agency or instrumentality thereof, such Loan Party will immediately notify the Agent thereof and execute any assignments and take any steps reasonably requested by the Agent in order that all monies due and to become due thereunder shall be assigned and paid to the Agent under the Assignment of Claims Act of 1940. If any Collateral is at any time in the possession or control of any warehouseman, bailee or agents of any Loan Party or processors, such Loan Party shall, upon request of the Agent, notify such warehouseman, bailee, agent or processor of the Security Interests and to hold all such Collateral for the Agent's Receivable subject to the Agent's instructions.

      3.15  Obligation  to  Enter  Into  the  Guaranty  Agreement.   The  Loan
Parties shall promptly sign the Guaranty as required by the Credit Agreement.

Section 4.  Notices and Reports Pertaining to Collateral.

      Each Loan Party will, with respect to the Collateral:

      (a) promptly furnish to the Agent, from time to time upon request, reports in form and detail satisfactory to the Agent;

      (b) promptly notify the Agent of (i) any Encumbrance (except Permitted Encumbrances) asserted against the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, (ii) any default or event of default (including any occurrence that with the giving of notice or the passage of time would constitute a


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default) under any Material Agreement,  and (iii) of any information  received by the Loan Party relating to the Collateral, including the Receivables, the debtors or other persons obligated in connection therewith, that may in any way adversely affect the value of the Collateral or the rights and remedies of the Agent with respect thereto;

      (c) promptly notify the Agent when it obtains knowledge of actual or imminent bankruptcy or other insolvency proceeding of any account debtor or issuer of securities;

      (d) deliver to the Agent, as the Agent may from time to time request, delivery receipts, customers' purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements;

      (e) concurrently with the reports required to be furnished under subsection (a) of this Section, and immediately if material in amount, notify the Agent of any return or adjustment, rejection, repossession or loss or damage of or to merchandise represented by Receivables or constituting inventory and of any credit, adjustment or dispute arising in connection with the goods or services represented by Receivables or constituting inventory; and

      (f)   promptly   after  the   application   by  such   Loan   Party  for
registration of any general intangibles, or promptly after the execution and delivery of any Material Agreement, notify the Agent thereof.

      Each Loan Party authorizes the Agent to destroy all invoices, delivery receipts, reports and other types of documents and records submitted to the Agent in connection with the transactions contemplated in this Agreement at any time after 12 months from the time such items are delivered to the Agent.

Section 5.  Agent's Rights and Remedies in General.

      (a)   So long as any Event of Default has occurred and is continuing:

            (i) the Agent may, at its option, without notice or demand, cause all of the Obligations to become immediately due and payable and take immediate possession of the Collateral, and for that purpose the Agent may, so far as any Loan Party can give authority therefor, enter upon any premises on which any of the Collateral is situated and remove the same therefrom or remain on such premises and in possession of such Collateral for purposes of conducting a sale or enforcing the rights of the Agent;

            (ii) each Loan Party will, upon demand, assemble the Collateral and make it available to the Agent at a place and time designated by the Agent that is reasonably convenient to both parties;

            (iii) the Agent may collect and receive all income and proceeds in respect of any Collateral and exercise all rights of any Loan Party with respect thereto;

            (iv)  the  Agent  may  sell,  lease or  otherwise  dispose  of any
Collateral at a public or private sale, with or without having such Collateral at the place of sale and upon such terms and in such manner as the Agent may determine, and the Agent may purchase any Collateral at any such sale. Unless such Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Agent shall send to the Loan Party owning such Collateral prior written notice (which, if given within five (5) days of any sale, shall be deemed to be reasonable) of the time and place of any public sale of such Collateral or of the time after which any private sale or other disposition thereof is to be made. Each Loan Party agrees that upon any such sale such Collateral shall be held by the purchaser free from all claims or rights of every kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are hereby expressly waived and released by such Loan Party. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, such Loan Party shall execute all applications or other instruments as may be required; and

            (v) in any jurisdiction where the enforcement of its rights under this Agreement is sought, the Agent shall have, in addition to all other rights and remedies, the rights and remedies of an Agent under the Uniform Commercial Code and other applicable law.

      (b) The Agent may perform any covenant or agreement of any Loan Party contained in this Agreement that the Loan Party has failed to perform, and in so doing the Agent may expend such sums as it may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes or insurance premiums, payment to obtain a release of an Encumbrance or potential Encumbrance, expenditures made in defending against any adverse claim and all other expenditures that the Agent may make for the protection of any Collateral or that it may be compelled to make by operation of law. All such sums and amounts so expended shall be repaid by the Loan Party upon demand, shall constitute additional Obligations and shall bear interest from the date such amounts are expended at the highest rate per annum provided in the Credit Agreement to be paid on Prime Rate Loans after the occurrence of an Event of Default. No such performance of any covenant or agreement by the Agent on behalf of such Loan Party, and no such advance or expenditure therefor, shall relieve the Loan Party of any Event of Default under the terms of this Agreement or the other Loan Documents.

      (c) Before any disposition of Collateral pursuant to this Agreement, the Agent may, at its option, cause any of the Collateral to be repaired or reconditioned (but not upgraded unless mutually agreed) in such manner and to such extent as to make it saleable.

      (d) The Agent is hereby granted a license or other right to use, without charge, each Loan Party's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, relating to the Collateral in completing the production of, advertising for sale and selling any Collateral; and each Loan Party's rights under all licenses and all franchise agreements shall inure to the Agent's benefit (provided, however, that nothing in this Agreement shall require the Agent to operate the business of any Loan Party in connection with the sale of any Collateral).

      (e) The Agent shall be entitled to retain the proceeds of any disposition of the Collateral and to apply them, first, to its reasonable expenses of retaking, holding, protecting and maintaining and preparing for disposition and disposing of the Collateral, including attorneys' fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in such order of priority as the Agent shall determine. Any surplus remaining after such application shall be paid to the Loan Parties or to whomever may be legally entitled thereto, provided that in no event shall the Loan Parties be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall have been received in cash by the Agent. The Loan Parties shall remain liable for any deficiency.

      (f) Each Loan Party hereby appoints the Agent and each of the Agent's designees or agents as attorney-in-fact of such Loan Party, irrevocably and with power of substitution, with full authority in the name of such Loan Party, the Agent or otherwise, for sole use and benefit of the Agent, but at such Loan Party's expense, so long as an Event of Default is continuing, to take any and all of the actions specified above in this Section and elsewhere in this Agreement. This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Obligations or Commitments remain outstanding.

Section 6.  Agent's Rights and Remedies with Respect to Collateral.

      The Agent may, at its option, at any time and from time to time after the occurrence and during the continuance of an Event of Default, without notice to or demand on any Loan Party, take the following actions with respect to the Collateral:

      (a) with respect to any Receivable (i) demand, collect and receipt for any amounts relating thereto, as the Agent may determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Receivables and enforcing any other rights in respect thereof;
(iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Agent may deem appropriate; (iv) receive, open and dispose of mail addressed to any Loan Party and endorse title documents, checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Receivables or securing or relating to such Receivables, on behalf of and in the name of such Loan Party; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Receivables or the goods or services that have given rise thereto, as fully and completely as though the Agent were the absolute owner thereof for all purposes; and

      (b) with respect to any equipment and inventory (i) make, adjust and settle claims under any insurance policy related thereto and place and pay for appropriate insurance thereon; (ii) discharge taxes and other Encumbrances at any time levied or placed thereon; (iii) make repairs or provide maintenance with respect thereto; and (iv) pay any necessary filing fees and any taxes arising as a consequence of any such filing. The Agent shall have no obligation to make any such expenditures, nor shall the making thereof relieve the Loan Party of its obligation to make such expenditures.

Section 7.  The Agent's Duties.

      The powers conferred on the Agent under this Agreement are solely to protect its and the Lenders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Agent shall have no duty as to maturities, tenders, or other matters relative to any Collateral, whether or not the Agent or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

Section 8.  Setoff Rights.

      Regardless of the adequacy of any Collateral or any other means of obtaining repayment for any Obligations, the Agent may at any time and from time to time, after the occurrence of an Event of Default and without notice to the Borrower or any other Loan Party (any such notice being expressly waived by the Borrower and each other Loan Party) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Agent to the Borrower or any other Loan Party or subject to withdrawal by the Borrower or any other Loan Party and any other property and securities at any time in the possession or control of the Agent against any Obligations, whether or not the Agent shall have made any demand for such Obligations and although such Obligations may be contingent or unmatured.

Section 9.  Security Interest Absolute.

      All rights of the Agent or the Lenders and the Security Interest granted under this Agreement, and all obligations of each Loan Party under this Agreement, shall be absolute and unconditional, notwithstanding:

      9.1 Any lack of validity, regularity, or enforceability of the Credit Agreement, the Notes, any other Loan Document or any other agreement or instrument relating thereto;

      9.2 Any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Notes or the other Loan Documents, including, without limitation, any increase in the Obligations resulting from the extension of any additional credit to any Loan Party;

      9.3 Any taking, exchange, substitution, release, or nonperfection of any other Collateral, or taking, release, or amendment or waiver of or consent to departure from any Guaranty, for all or any of the Obligations;

Section 10.  Continuing Security Interest.

      This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of
(i) the payment in full of the Obligations and all other amounts payable under this Agreement and the complete performance of all other Obligations and (ii) the expiration or termination of the Commitments; (b) be binding on each Loan Party, and its successors and assigns; and (c) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees, and assigns. To the extent any payments on the Obligations or proceeds of any Collateral or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any law or equitable cause, then, to the extent of such recovery, the Obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and shall continue in full force and effect, and the Agent's and the Lenders' rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect, as if such payment had not been made or such enforcement or setoff had not occurred. In such event, each Loan Document shall be automatically reinstated and the Loan Parties shall take such action as may be reasonably requested by the Agent and the Lenders to effect such reinstatement.

Section 11.  Waivers.

      Each Loan Party waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any loans made, credit or other extensions granted, Collateral received or delivered and any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to such Loan Party under this Agreement or any other document evidencing the Obligations. Each Loan Party waives, to the full extent permitted by law, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale or disposition of any of the Collateral. With respect to both the Obligations and any Collateral, each Loan Party assents to any extension or postponement of the time of payment or any other forgiveness or indulgence; to any substitution, exchange or release of Collateral; to the addition or release of any party or person primarily or secondarily liable; and to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent may exercise its rights with respect to any Collateral without resorting, or regard, to other collateral or sources of reimbursement for Obligations. The Agent shall not be deemed to have waived any of its rights with respect to the Obligations or the Collateral unless such waiver is in writing and signed by the Agent. No delay or omission on the part of the Agent in exercising any right and no course of dealing shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Agent in the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement and may be exercised separately or concurrently.

Section 12.  Expenses.

      Each Loan Party agrees to indemnify, defend, reimburse, and hold the Agent and Each Lender harmless from and against any and all claims, losses, damages, judgments, liabilities, penalties, fines, fees, costs and expenses (including attorneys' fees and expenses) arising from or relating to this Agreement (including, without limitation, enforcement of this Agreement). Each Loan Party shall, on demand, pay or reimburse the Agent for all reasonable expenses (including attorneys' fees and disbursements of outside counsel and allocated costs of in-house counsel) (whether or not there is a lawsuit, and including without limitation for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, petitions for review and any anticipated post judgment collection services) incurred or paid by the Agent in connection with the preparation, negotiation, and closing and the administration or enforcement of this Agreement; its periodic examinations of the Collateral and any other amounts permitted to be expended by the Agent hereunder, including, without limitation, such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, priority and value of any Security Interest created by this Agreement; the custody, collection, sale, realization or other disposition of, or the use or operation of, any of the Collateral; or the exercise by the Agent of any of the rights conferred upon it under this Agreement. The obligation to pay any such amount shall be an additional Obligation secured hereby, and each such amount shall bear interest from the time of demand at the rate per annum equal to the Prime Rate plus the Applicable Margin plus 3%.

Section 13.  Notices.

      Any demand or notice to be given pursuant to this Agreement shall be given in accordance with the terms of Section 11.1 ("Notices") of the Credit Agreement.

Section 14.  Joinder.

      Each Loan Party agrees that from time to time in the event that it shall acquire or form any Subsidiary or Affiliate, it shall cause such Subsidiary or Affiliate to execute and deliver the Joinder Agreement and a Perfection Certificate, and that upon the execution and delivery of the Joinder Agreement, this Agreement shall become the binding obligation of such Subsidiary or Affiliate and shall create a valid and continuing lien on and security interest in the Collateral of such Subsidiary or Affiliate.

Section 15.  Successors and Assigns.

      This Agreement shall be binding upon and inure to the benefit of each Loan Party and its respective successors and assigns, and shall be binding upon, inure to the benefit of and be enforceable by the Agent, the Lenders and their respective successors and assigns; provided that no Loan Party shall assign or transfer its rights or obligations under this Agreement.

Section 16.  Governing Law.

      THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF OREGON AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OR OREGON (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OF LAW OR CHOICE OF LAW PROVISIONS, RULES, OR PRINCIPLES). EACH LOAN PARTY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN MULTNOMAH COUNTY IN THE STATE OF OREGON IN CONNECTION WITH ANY ACTION TO ENFORCE THE RIGHTS OF THE AGENT UNDER THIS AGREEMENT. EACH LOAN PARTY IRREVOCABLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THE PRECEDING SENTENCE AND HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 17.  Waiver of Jury Trial.

      EACH LOAN PARTY AND THE AGENT HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH LOAN PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LOAN PARTY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (b) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BECAUSE OF, AMONG OTHER THINGS, SUCH LOAN PARTY'S WAIVERS AND CERTIFICATIONS CONTAINED IN THIS AGREEMENT.

Section 18.  Credit Agreement Controls.

      If  there  are  any  conflicts  or  inconsistencies   among  the  Credit
Agreement and this Agreement, the provisions of the Credit Agreement shall prevail and control.

Section 19.  Severability.

      The provisions of this Agreement are severable and if any one clause or provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part of this Agreement, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

Section 20.  General.

      This Agreement and the other Loan Documents constitute the entire understanding and agreement of the parties with respect to the matters set forth in this Agreement. This Agreement may not be amended or modified except by a writing signed by the Borrower, the Agent and the Loan Party against whom enforcement is sought. This Agreement and any amendment of this Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. Section headings are for convenience of reference only and are not a part of this Agreement. In the event that any Collateral or any deposit or other sum due from or credited by the Agent is held or stands in the name of any Loan Party and another or others jointly, the Agent may deal with the same for all purposes as if it belonged to or stood in the name of such Loan Party alone.

Section 21.  Disclosure.

      UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

      IN WITNESS WHEREOF, each Loan Party has duly executed this Agreement as of the date set forth in the preamble to this Agreement.

LITHIA MOTORS, INC.

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer
      Chairman of the Board and
      Chief Executive Officer

AFFILIATES AND SUBSIDIARIES:
LITHIA HOLDING COMPANY, L.L.C.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B. DeBoer
      Title:  Manager

LITHIA TLM, L.L.C.

By:   Lithia Motors, Inc. as Manager

      By:   /s/ Sidney B. DeBoer
            Name:  Sidney B.DeBoer
            Title:  Chairman of the Board and
            Chief Executive Officer

LITHIA'S GRANTS PASS AUTO CENTER, L.L.C.

By:   Lithia Motors, Inc. as Manager

      By:   /s/ Sidney B. DeBoer
            Name:  Sidney B.DeBoer
            Title:  Chairman of the Board and
            Chief Executive Officer

LITHIA DODGE, L.L.C.

By:   Lithia Motors, Inc. as Manager

      By:   /s/ Sidney B. DeBoer
            Name:  Sidney B.DeBoer
            Title:  Chairman of the Board and
            Chief Executive Officer

LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA MTLM, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LGPAC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA DM, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

SATURN OF SOUTHWEST OREGON, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA HPI, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA DE, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA DC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA FN, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA TKV, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA FVHC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA VWC, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA NB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA BB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA MB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA JEB, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA RENTALS, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA AUTO SERVICES, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA SALMIR, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA BNM, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA MMF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA FMF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA JEF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA NF, INC.

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President

LITHIA FINANCIAL CORPORATION

By:   /s/ Sidney B. DeBoer
      Name:  Sidney B.DeBoer
      Title:  President



ACCEPTED IN PORTLAND,
OREGON AS OF THE DATE
FIRST ABOVE WRITTEN

U.S. BANK NATIONAL ASSOCIATION, as Agent

By:   /s/ U.S. Bank National Association
      Name:
      Title:

                                  Exhibit A

                            PERFECTION CERTIFICATE
                                      TO
                              SECURITY AGREEMENT

                         dated _____________________
                          of _______________________

      The     undersigned,     ________________________________________,     a
[corporation/llc] (the "Loan Party"), hereby certifies to U.S. Bank National Association, with reference to a certain Security Agreement dated December 22, 1997 between the Borrower, the other Loan Parties, and the Agent (terms defined in such Security Agreement shall have the same meanings in this Perfection Certificate as specified in the Security Agreement), as follows:

Section 1.  Names.

      (a) The exact corporate name of the Loan Party as it appears on its organizational documents and its taxpayer identification number are as follows:

      (b) The following is a list of all other names (including trade names or similar appellations) used by the Loan Party, and any other businesses or organizations to which the Loan Party became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any previous time:

Section 2.  Locations.

      (a) The chief executive office of the Loan Party is located at the following address:

      (b) The following is a list of all other locations in the United States of America in which the Loan Party maintains any books or records relating to any of the Collateral consisting of Accounts, chattel paper, General Intangibles or mobile goods:

Currently:

      Street and Number       County                  State       Zip Code

Within the last four months, if different:

      Street and Number       County                  State       Zip Code

      (c) The following is a list of all other places of business of the Loan Party in the United States of America:

Currently:

      Street and Number       County                  State       Zip Code

Within the last four months, if different:

      Street and Number       County                  State       Zip Code

      (d) The following is a list of all other locations in the United States of America where any of the Collateral is located:

Currently:

      Street and Number       County                  State       Zip Code

Within the last four months, if different:

      Street and Number       County                  State       Zip Code

      (e) The following are the names and addresses of all persons or entities other than the Loan Party, such as lessees, consignees, warehousemen or purchasers of chattel paper, that have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:



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

Currently:

      Street and Number       County                  State       Zip Code

Within the last four months, if different:

      Street and Number       County                  State       Zip Code

Section 3.  Fixtures.

      Set forth below is the information required by UCC ? 9-402(5) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded:

Section 4.

      Other UCC Filings. Financing statements in favor of secured parties other than the Agent have been filed in the Uniform Commercial Code filing offices in the jurisdictions and real estate recording offices identified below:

      Filing No.  Date        Filing Office           Secured Party
Collateral

      IN  WITNESS   WHEREOF,   the   undersigned   executes  this   Perfection
Certificate on ________________, 199_.

[LOAN PARTY]

By:   ____________________________________
      Name:
      Title: